Exhibit 99.1

Meru Networks Reports First Quarter 2015 Financial Results

•	Launches Meru XPress Cloud for SME market

•	Receives 2015 SDN Excellence Award for Meru Collaborator

SUNNYVALE, Calif., May 4, 2015 /PRNewswire/ - Meru Networks, Inc. (NASDAQ: MERU), a leader in intelligent Wi-Fi networking, today announced its financial results for the first quarter ended March 31, 2015.

First Quarter 2015 Financial Results

Total revenues for the first quarter of 2015 were $17.4 million, a decrease of 15% from $20.0 million in the first quarter of 2014. Product revenues for the first quarter of 2015 were $12.9 million, down 18% from $15.8 million reported in the first quarter of 2014.

Net loss as reported in accordance with GAAP was $8.0 million in the first quarter of 2015, or a net loss of ($0.33) per basic and diluted share, compared to a net loss of $8.1 million, or a net loss of ($0.35) per basic and diluted share, for the same period of 2014.

Meru reported a first quarter 2015 non-GAAP net loss of $3.9 million, or ($0.16) loss per basic and diluted share, compared to a non-GAAP net loss of $5.4 million, or ($0.23) loss per basic and diluted share in the first quarter of 2014. Non-GAAP results for the first quarter of 2015 exclude the impact of stock-based compensation expense of $1.8 million, restructuring costs of $0.7 million, and $1.8 million from the impairment of goodwill. Non-GAAP results for the first quarter of 2014 excluded stock-based compensation expense of $1.8 million, restructuring costs, including associated stock-based compensation charges, of $0.7 million, and $0.1 million from the amortization of intangibles.

“Meru achieved revenue and earnings results consistent with our guidance and slightly ahead of analyst consensus for the first quarter of 2015, and restructured our operations by reducing operating costs and creating a flatter, more responsive organization. We’ve lowered the breakeven point for quarterly sales to approximately $21 to $22 million.” said Dr. Bami Bastani, president and CEO. “During the first quarter, we also launched Meru XPress Cloud, a controller-less Wi-Fi solution tailored to the needs of small-to-medium enterprises. We are very pleased with the SDN Excellence Award for Meru Collaborator, an SDN application that integrates with the Microsoft Lync platform enabling Meru Wi-Fi users to optimize the performance and experience of Microsoft Lync over multivendor networks. We continue to work with Deutsche Bank in exploring various strategic options for the Company.”

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its 2015 first quarter results today, May 4th, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the live call, individuals may do so by dialing (877) 852-2926 for domestic callers and (253) 237-1123 for international callers. The conference ID for the call is 32506132.

The live and archived webcast of the financial results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks

Meru Networks (NASDAQ: MERU) is a leader in intelligent 802.11ac Wi-Fi solutions delivering uninterrupted user experience for education, healthcare, hospitality and enterprise. The Meru open-standards-based architecture is designed to enable unified management of wired and wireless networks. Its end-to-end application QoS enables enforceable service-level agreements. Meru provides top performance and high capacity in high-density environments. Visitwww.merunetworks.com or call (408) 215-5300 for more information.

©2015 Meru Networks. Meru and Meru Networks are registered trademarks and the Meru logo is a trademark of Meru Networks, Inc. in the United States.

Investor contact:

Ed Keaney

Market Street Partners

(415) 445-3238

ir@merunetworks.com

Cautionary Statement Regarding Forward Looking Statements

All statements other than statements of historical facts are statements that can be deemed forward-looking statements, including any statements of expectations or beliefs. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, among others: business and economic conditions and growth trends in the networking industry, our vertical markets and various geographic regions; competition in the industry; our future capital needs may change; changes in overall information technology spending; failure to develop new products; and those risks and uncertainties described in documents filed with or furnished to the Securities and Exchange Commission (“SEC”) by Meru, including under the caption “Risk Factors” in Meru’s Quarterly Report on Form 10-K filed with the SEC on February 27, 2015, and any subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to Meru as of the date hereof, and Meru assumes no obligation to update these forward-looking statements, except as required by law.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company believes it is appropriate to report certain non-GAAP financial measures.

The Company’s non-GAAP financial measures include the adjustments as follows:

•	Stock-Based Compensation. When evaluating the performance of its consolidated results, Meru does not consider stock-based compensation charges. Likewise, the Meru management team excludes stock-based compensation expense from its operating plans. In contrast, the Meru management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, Meru places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants. Meru believes it is useful to provide anon-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business.

•	Restructuring Costs. The Company excludes restructuring costs because such charges are isolated one-time charges and the Company does not expect them to recur in the ordinary course of its business. The Company further believes those charges are not directly related to its ongoing business results and do not reflect expected future operating expenses.

•	Amortization of intangible assets. The Company excludes amortization of acquired intangible assets because it is non-cash in nature and because the Company believes that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. In addition, excluding this item from various non-GAAP measures facilitates internal comparisons to historical operating results and comparisons to competitors’ operating result.

•	Impairment of Goodwill. The Company excludes impairment of Goodwill because it is likewise non-cash in nature and because the Company believes that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. In addition it is a non-recurring charge.

•	Amortization of a common stock warrant issued in connection with debt financing. The Company excludes amortization of a common stock warrant issued in connection with debt financing when evaluating the performance of its consolidated results because the Company believes these costs are unusual in nature and the Company does not expect them to recur in the ordinary course of its business. The Company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.

The Company’s non-GAAP financial measures include the following:

•	Non-GAAP net loss - Non-GAAP net loss is net loss as reported on the Company’s condensed consolidated statements of operations, excluding the impact of stock-based compensation expense, restructuring costs, amortization of intangible assets related to the Company’s acquisition of Identity Networks and amortization of the fair value of a common stock warrant issued in connection with debt financing.

•	Non-GAAP net loss per share of common stock, basic and diluted - Non-GAAP net loss per share of common stock, basic and diluted is net loss per share of common stock, basic, as reported on the Company’s condensed consolidated statements of operations excluding the impact of stock-based compensation expense, restructuring costs, amortization of intangible assets related to the Company’s acquisition of Identity Networks, and amortization of the fair value of a common stock warrant issued in connection with debt financing.

•	Non-GAAP Gross margin - Non-GAAP Gross margin is gross margin as reported on the Company’s condensed consolidated statements of operations excluding the impact of stock-based compensation expense and amortization of intangible assets related to the Company’s acquisition of Identity Networks.

•	Non-GAAP loss from operations - Non-GAAP loss from operations is loss from operations as reported on the Company’s condensed consolidated statements of operations, excluding impact of stock-based compensation expense, restructuring costs, and amortization of intangible assets related to the Company’s acquisition of Identity Networks.

Meru believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes then on-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind Meru’s decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. In addition, Meru’s management does not consider the amortization of intangible assets related to the Company’s acquisition of Identity Networks relevant when comparing its performance to prior periods. Meru believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

MERU NETWORKS, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	March 31, 2015	December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$11,599	$14,881
Accounts receivable, net	6,761	11,891
Inventory	9,664	8,982
Prepaid expenses and other current assets	1,400	1,502

Total current assets	29,424	37,256

Property and equipment, net	1,633	1,879
Goodwill	—	1,658
Other assets	696	1,937

TOTAL ASSETS	$31,753	$42,730

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable	$5,656	$7,902
Accrued liabilities	9,573	10,223
Long-term debt, current portion	1,784	2,803
Deferred revenue, current portion	12,348	12,781

Total current liabilities	29,361	33,709

Deferred revenue, net of current portion	6,829	6,886
Other liabilities	28	38

Total liabilities	36,218	40,633

STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock	—	—
Common stock	12	12
Additional paid-in capital	290,465	289,023
Accumulated other comprehensive loss	(655)	(688)
Accumulated deficit	(294,287)	(286,250)

Total stockholders’ equity (deficit)	(4,465)	2,097

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$31,753	$42,730

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended March 31,
	2015	2014
REVENUES:
Products	$12,917	$15,833
Support and services	4,499	4,767

Total revenues	17,416	20,600

COSTS OF REVENUES:
Products	5,514	5,875
Support and services	1,524	1,902

Total costs of revenues *	7,038	7,777

Gross margin	10,378	12,823

OPERATING EXPENSES:
Research and development *	4,294	5,452
Sales and marketing *	9,166	11,629
General and administrative *	2,978	3,298
Impairment of goodwill	1,658	—

Total operating expenses	18,096	20,379

Loss from operations	(7,718)	(7,556)

Interest expense, net *	(164)	(378)
Other expense, net	(52)	(16)

Loss before provision for income taxes	(7,934)	(7,950)

Provision for income taxes	103	112

Net loss	$(8,037)	$(8,062)

Net loss per share of common stock, basic and diluted	$(0.33)	$(0.35)

Shares used in computing net loss per share of common stock, basic and diluted	24,248,016	23,069,260

*	Includes stock-based compensation expense (1) as follows:

Costs of revenues	$117	$109
Research and development	445	338
Sales and marketing	1,032	811
General and administrative	542	715

	$2,136	$1,973

(1)	This table includes $346,000 and $147,000 of stock-based compensation expense related to restructuring in the quarters ended March 31, 2015 and 2014, respectively.

*	Includes restructuring costs (2) as follows:

Costs of revenues	$9	$—
Research and development	69	43
Sales and marketing	263	405
General and administrative	21	140

	$362	$588

(2)	This table excludes $346,000 and $147,000 of stock-based compensation related to restructuring in the quarter ended March 31, 2015 and 2014, respectively.

*	Includes amortization of acquisition-related intangible assets as follows:

Costs of revenues	$—	$52

*	Includes amortization of common stock warrant issued in connection with debt financing as follows:

Interest expense, net	$10	$29

MERU NETWORKS, INC.

GAAP to Non-GAAP Reconciliation

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended March 31,
	2015	2014

GAAP net loss	$(8,037)	$(8,062)

Plus:
a) Stock-based compensation	1,790	1,826
b) Stock-based compensation associated with restructuring	346	147
c) Restructuring costs	362	588
d) Amortization of acquisition-related intangible assets	—	—
e) Amortization of common stock warrant issued in connection with debt financing	10	29
f) Impairment of goodwill	1,658	—

Non-GAAP net loss	$(3,871)	$(5,472)

GAAP net loss per share of common stock, basic and diluted	(0.33)	(0.35)

Plus:
a) Stock-based compensation	0.07	0.08
b) Stock-based compensation associated with restructuring	0.01	0.01
c) Restructuring costs	0.02	0.03
d) Amortization of acquisition-related intangible assets	—	—
e) Amortization of common stock warrant issued in connection with debt financing	—	—
f) Impairment of goodwill	0.07	—

Non-GAAP net loss per share of common stock, basic and diluted	$(0.16)	$(0.24)

Shares used in computing basic and diluted non-GAAP net loss per share of common stock	24,248,016	23,069,260

GAAP gross margin	$10,378	$12,823

Plus:
Stock-based compensation	117	109
Restructuring costs	9	—
Amortization of acquisition-related intangible assets	—	52

Non-GAAP gross margin	$10,504	$12,984

GAAP loss from operations	$(7,718)	$(7,556)

Plus:
Stock-based compensation	1,790	1,826
Stock-based compensation associated with restructuring	346	147
Restructuring costs	362	588
Amortization of acquisition-related intangible assets	—	—
Impairment of goodwill	1,658	—

Non-GAAP loss from operations	$(3,562)	$(4,995)

MERU NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Three months ended March 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(8,037)	$(8,062)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	327	416
Stock-based compensation	2,136	1,973
Impairment of goodwill	1,658	—
Accrued interest on long-term debt	103	214
Amortization of issuance costs	15	41
Net provision for bad debt	112	35
Changes in operating assets and liabilities:
Accounts receivable, net	5,018	6,825
Inventory	(681)	(707)
Prepaid expenses and other assets	105	81
Accounts payable	(2,246)	(1,783)
Accrued liabilities	(1,134)	(2,121)
Deferred revenue	(490)	(692)

Net cash used in operating activities	(3,114)	(3,780)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(69)	(333)
Proceeds from sale of investment	1,250	—

Net cash provided by (used in) investing activities	1,181	(333)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	17	164
Taxes paid related to net share settlement of equity awards	(371)	(406)
Repayment of long-term debt	(1,034)	(918)

Net cash used in financing activities	(1,388)	(1,160)

Effect of exchange rate changes on cash and cash equivalents	39	(1)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,282)	(5,274)

CASH AND CASH EQUIVALENTS — Beginning of period	14,881	30,938

CASH AND CASH EQUIVALENTS — End of period	$11,599	$25,664